NUMBER                                                               SHARES
              Incorporated under the Laws of the State of Delaware

                       AMERICAN PORTFOLIOS HOLDINGS, INC.

                                                            See Reverse for
                                                            Certain Definitions

                    TOTAL AUTHORIZED ISSUE 33,000,000 SHARES
30,000,000 SHARES, PAR VALUE $.001 EACH  3,000,000 SHARES, PAR VALUE $.001 EACH
           COMMON STOCK                               PREFERRED STOCK



     This is to certify that _______________________________ is the owner of _________________________ fully paid and non-assessable shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

     Witness, the seal of the Corporation and the signatures of its duly authorized officers.



                  Dated


---------------------, Secretary            ---------------------, President




     The following abbreviations, when used on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common         UNIF TRANSFERS MIN ACT -     Custodian
                                                                (Cust) (Minor)
TEN ENT  - as tenants by entireties under Uniform Transfers to Minors
                                                     Act......................
JT TEN   - as joint tenants with right                        (State)
           of Survivorship and not as
           tenants in common

Additional abbreviations may also be used though not in the above list

For value received _________ hereby sell, assign and transfer unto

Please insert social security or other
Identifying number of assignee
-------------------------------------------------------------------------------
                  (Please print or typewrite name and address
                     including postal zip code of Assignee)
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Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint _________________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

                  Dated
                        -----------------------------         ---------
                           In presence of

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ACQUIRED FOR INVESTMENT ONLY AND NOT FOR RESALE. THEY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS FIRST REGISTERED UNDER SUCH LAWS, OR UNLESS THE COMPANY HAS RECEIVED EVIDENCE REASONABLY SATISFACTORY TO IT THAT REGISTRATION UNDER SUCH LAWS IS NOT REQUIRED.

         THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LOCK UP AGREEMENT SET FORTH IN CERTAIN SUBSCRIPTION AGREEMENTS TO WHICH THE COMPANY IS A PARTY, A COPY OF WHICH MAY BE OBTAINED ON REQUEST TO THE COMPANY.